JOHN HANCOCK VARIABLE ANNUITY ACCOUNT H
Supplement dated October 16, 2009 to
PROSPECTUSES dated May 1, 2009
This Supplement is intended to supplement prospectuses dated May 1, 2009 for certain Contracts issued by John Hancock Life Insurance Company. The Prospectuses bear the title of one or more of the following variable annuity contracts:
Revolution Access Variable Annuity
Revolution Extra Variable Annuity
Revolution Extra II Variable Annuity
Revolution Value Variable Annuity
Revolution Value II Variable Annuity

You should read this Supplement together with the current prospectus for the Contract you purchased (the “annuity prospectus”), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Center at 1-800-824-0335 to request a free copy.
Change of Name, Sub-Adviser, and Management Fee for M Fund, Inc.’s Turner Core Growth Fund
Effective October 12, 2009, the name of M Fund, Inc.’s Turner Core Growth Fund changed to “M Large Cap Growth Fund,” its subadviser changed to DSM Capital Partners LLC, and its management fee increased. This Portfolio is available only for Contracts purchased through registered representatives affiliated with the M Financial Group.
As a result, we revise disclosure in the list of Variable Investment Options on the first page of the annuity prospectuses to indicate the new name to read as follows:
M FUND, INC.
M Large Cap Growth Fund (formerly,
“Turner Core Growth Fund”)
We revise disclosure in “III Fee Tables” to indicate the new name and the new management fee of M Large Cap Growth Fund to read as follows:

		Distribution		Acquired	Total Annual	Contractual
		and service	Other	Portfolio Fees	Operating	Expense	Net Operating
Portfolio/Series	Management Fee	(12b-1) fees	Expenses	and Expenses	Expenses	Reimbursement	Expenses
M FUND, INC.:
M Large Cap Growth Fund (formerly, “Turner Core Growth Fund”)*	0.60%	—	0.25%	—	0.85%**	0.00%	0.85%**

*	Effective October 12, 2009, the management fee of the M Large Cap Growth Fund increased from 0.45% of the Portfolio’s average daily net assets to a maximum of 0.65% of the first $50 million, 0.60% of the next $50 million and 0.55% of the amounts in excess of $100 million of the average daily net assets of the Portfolio. The management fee was estimated based upon the net assets of the Portfolio as of December 31, 2008.

**	Expenses have been restated to reflect current fees.

We revise disclosure in “V. General Information about Us, the Separate Account and the Portfolios – The Portfolios” to indicate the new subadviser to read as follows:
M FUND, INC.
(M Financial Investment Advisers, Inc is the Portfolio’s adviser. We show the Portfolio’s manager
(i.e., subadviser) in bold above the name of the Portfolio)

DSM Capital Partners LLC.
M Large Cap Growth Fund (formerly, “Turner Core Growth Fund”)	Seeks to provide long-term capital appreciation.
You should retain this Supplement for future reference.
Supplement dated October 16, 2009
333-84771
333-84783
333-81103

2 of 2